EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 8, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Automatic Lathe Cutterhead ("the "Creditor").

     WHEREAS, the Company owes Creditor $2,073.01, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 2,074 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within ninety (90) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of North Carolina.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 14, 2006
      ------------------


Automatic Lathe Cutterhead
------------------------------------------------
Name of Entity Typed or Printed

By:   /s/ Craig Turner       (signature)
    -------------------------
Its:  President              (title or capacity)
    -------------------------
1012 W. Market Center Dr.
------------------------------------------------
Address
High Point, NC 27260
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Craig W. Turner am the President of Automatic Lathe Cutterhead (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 14th day of November 2006.



                                                    /s/ Craig W. Turner
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   Craig W. Turner
                                                   -----------------------------
                                                   (Please Print Name)

              Addendum to Contract Dated November 14, 2006 Between Automatic Lathe Cutterhead and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Craig W. Turner
-----------------------------
Automatic Lathe Cutterhead
1012 W. Market Center Drive
High Point, NC 27260







 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 15, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Genwove US LTD/Swords Veneer and Lumber Co. ("the "Creditor").

     WHEREAS, the Company owes Creditor $7198.47, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 7,199 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of Delaware.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 22, 2006
      ------------------


Genwove US LTD/Swords Veneer and Lumber Co.
------------------------------------------------
Name of Entity Typed or Printed

By: /s/ Ulrich Heger         (signature)
    -------------------------
Its: Controller              (title or capacity)
    -------------------------

------------------------------------------------
Address

------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of ____________,200_:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Ulrich Heger am the Controller of Genwove US LTD/Swords Veneer and Lumber Co. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of November 2006.



                                                   /s/ Linda Montgomery
                                                   -----------------------------
                                                   (Signature)


                                                   Notary Public
                                                   -----------------------------
                                                   (Title)


                                                   Linda Montgomery
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 15th, 2006 Between
                 Genwove US LTD/Swords Veneer and Lumber Co. and
                        Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



Genwove US LTD/Swords Veneer and Lumber Co.

/s/ Ulrich Heger
-----------------------------

Genwove US LTD/Swords Veneer and Lumber Co.
100 Plyler Road
Indian Trail, NC 28079






 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of February 23, 2007, is entered into between Henry County Plywood Corporation (the "Company") and Clayton Rugg Veneers ("the "Creditor").

     WHEREAS, the Company owes Creditor $3,433, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 3,433 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of New York.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is Not an Accredited Investor.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: February 23, 2007
      ------------------

Individual Creditor(s):

_______________________________________________
Creditor (Signature)

_______________________________________________
Creditor (Signature, if more than one investor)

_______________________________________________
Print Name

_______________________________________________
Print Name (If more than one investor)

_______________________________________________
Address
_______________________________________________


Entity Creditors:

Clayton Rugg Veneers
------------------------------------------------
Name of Entity Typed or Printed

By: /s/ David Andrews        (signature)
    -------------------------
Its:    Owner                (title or capacity)
    -------------------------

------------------------------------------------
Address

------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, David Andrews am the owner of Clayton Rugg Veneers (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 21 day of March 2007.



                                                    /s/ David B. Andrews
                                                   -----------------------------
                                                   (Signature)


                                                      Owner
                                                   -----------------------------
                                                   (Title)


                                                   David B. Andrews
                                                   -----------------------------
                                                   (Please Print Name)

              Addendum to Contract Dated February 23, 2007, Between David B. Andrews and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ David B. Andrews
-----------------------------
David B. Andrews
PO Box 243
Jameston, NY 14702-0243




 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 29, 2006, is entered into between Henry County Plywood Corporation (the "Company") and James M. Cassady ("the "Creditor").

     WHEREAS, the Company owes Creditor $133,738.34 which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 133,739 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within ninety (90) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of Virginia. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ____________.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is Not an Accredited Investor.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 29, 2006
      ------------------

Individual Creditor(s):

/s/ James M. Cassady
-----------------------------------------------
Creditor (Signature)


-----------------------------------------------
Creditor (Signature, if more than one investor)

James M. Cassady
-----------------------------------------------
Print Name

-----------------------------------------------
Print Name (If more than one investor)

1944 Wingfield Orchard Rd.
-----------------------------------------------
Address
Martinsville, VA 24112
-----------------------------------------------


Entity Creditors:


------------------------------------------------
Name of Entity Typed or Printed

By:                          (signature)
    -------------------------
Its:                         (title or capacity)
    -------------------------

------------------------------------------------
Address

------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

             Addendum to Contract Dated November 29th, 2006 Between
              James M. Cassady and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ James M. Cassady
-----------------------------

James M. Cassady
1944 Wingfield Orchard Rd.
Martinsville, VA 24112






 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 10, 2006, is entered into between Henry County Plywood Corporation (the "Company") and W.M. Cramer Lumber Company ("the "Creditor").

     WHEREAS, the Company owes Creditor $71,833.97, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 71,884 shares of the, Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of North Carolina.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: January 1, 2007
      ----------------

W.M. Cramer Lumber Company
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Wendall M. Cramer   (signature)
    -------------------------
Its:     President           (title or capacity)
    -------------------------
3486 Texs Fish Camp Road
------------------------------------------------
Address
Connelly Springs, NC 28612
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Wendall M. Cramer am the President of W.M. Cramer Lumber Company (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 19th day of January 2007.



                                                   /s/ Wendall M. Cramer
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   Wendall M. Cramer
                                                   -----------------------------
                                                   (Please Print Name)

              Addendum to Contract Dated November 10th, 2006 Between W.M. Cramer Lumber Company and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Wendall M. Cramer
-----------------------------

W.M. Cramer Lumber Company
3486 Texs Fish Camp Road
Connelly Springs, NC 28612






 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                           DEBT SETTLEMENT AGREEMENT

     This Agreement (the "Agreement"), dated as of February 27, 2007, is entered into between Henry County Plywood Corporation, the ("Company") and Formica Corporation (the "Creditor").

     WHEREAS, the Creditor claims that the Company owes Creditor $3407.04, which includes the full and entire amount Creditor claims it is owed by the Company and consists of all principal, interest, penalties and any other claims or amounts claimed (the "Debt"); and

     WHEREAS, Creditor and Company desire to resolve the Debt as provided below.

     NOW, THEREFORE, in consideration for the above recitals and the promises and undertakings set forth in this Agreement, the parties hereby agree as follows:

     Creditor hereby agrees to accept a payment of $500 in full payment of the Debt, it being understood that upon payment of this amount, the Company shall have paid the Debt in full and shall have no other obligations or liabilities whatsoever with respect to the Debt. Further, upon payment of this amount, Creditor shall be deemed to have released and forever discharged the Company and its successors and assigns from any and all claims, causes of action and liabilities whatsoever which the Creditor has through the date of payment with respect to the Company.

     In case, at any time after the payment of the above amount, any further action is desirable to document the satisfaction of the Debt, the parties will take such further action (including the execution and delivery of additional instruments and documents) as the Company may reasonably request, all at the sole cost and expense of the Company.

     The parties have executed this Agreement as of the date first above written.

COMPANY:                                     CREDITOR:

Henry County Plywood Corporation             Formica Corporation


By /s/ John Venette                          By
  -----------------------------                -----------------------------
  Its CFO, Treasurer
  -----------------------------                -----------------------------

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 11, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Norstam Veneers, Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $3,000, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 3,000 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ______________.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: December 1, 2006
      -----------------

Norstam Veneers, Inc.
------------------------------------------------
Name of Entity Typed or Printed

By: /s/ Mark E. Fitzgerald   (signature)
    -------------------------
Its:    President            (title or capacity)
    -------------------------
P.O. Box 32
------------------------------------------------
Address
Mauckport, IN 47142
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Mark E. Fitzgerald am the President of Norstam Veneers, Inc. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 1st day of December 2006.



                                                   /s/ Mark E. Fitzgerald
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   Mark E. Fitzgerald
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 11th, 2006 Between Norstam Veneers, Inc. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ /s/ Mark E. Fitzgerald
-----------------------------

Norstam Veneers, Inc.
2990 Overlook Drive
Mauckport, IN 47142




 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 10, 2006, is entered into between Henry County Plywood Corporation (the "Company") and H.C. Wade Sheet Metal Works, Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $5,112.50, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 5,113 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ___.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: December 29, 2006
      ------------------

H.C. Wade Sheet Metal Works, Inc.
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Harry Randolph Wade (signature)
    -------------------------
Its:  President              (title or capacity)
    -------------------------
P.O. Drawer 3471
------------------------------------------------
Address
Martinsville, VA 24115
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Harry Randolph Wade am the President of H.C. Wade Sheet Metal Works, Inc. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 29th day of December 2006.



                                                   /s/ Harry Randolph Wade
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   Harry Randolph Wade
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 10th, 2006 Between
     H.C. Wade Sheet Metal Works, Inc. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Harry Randolph Wade
-----------------------------

H.C. Wade Sheet Metal Works, Inc.
9009 Alphilpot Highway
Martinsville, VA 24112




 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 11, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Interforest Corp. ("the "Creditor").

     WHEREAS, the Company owes Creditor $3,102.08, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 3,103 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ______________.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 13, 2006
      ------------------

Interforest Corp.
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Angie Zweifel                (signature)
    ----------------------------------
Its: Credit & Collection Administrator (title or capacity)
    ----------------------------------
300 Standard Drive, Triad Industrial Park
------------------------------------------------
Address
Greensboro, North Carolina 27409
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Angie Zweifel am the Credit & Collection Administrator of Interforest Corp. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 13th day of November 2006.



                                               /s/ Angie Zweifel
                                               ---------------------------------
                                               (Signature)


                                               Credit & Collection Administrator
                                               ---------------------------------
                                               (Title)


                                                Angie Zweifel
                                               ---------------------------------
                                               (Please Print Name)

             Addendum to Contract Dated November 11th, 2006 Between Interforest Corp. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Angie Zweifel
-----------------------------

InterForest
Grey highway 4 West
Durham Ontario NOG1R0



 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 10, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Leitz Tooling Systems, Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $2,635.05, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 2,636 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of Michigan.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 14, 2006
      ------------------

Leitz Tooling Systems, Inc.
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Robert Boss         (signature)
    -------------------------
Its: Vice President          (title or capacity)
    -------------------------
4301 East Paris Ave
------------------------------------------------
Address
Grand Rapids, MI 49512
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Robert Boss am the ASST Sec. Vice President of Leitz Tooling Systems, Inc. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 14th day of November 2006.



                                                   /s/ Robert Boss
                                                   -----------------------------
                                                   (Signature)


                                                   Vice President
                                                   -----------------------------
                                                   (Title)


                                                   Robert Boss
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 10th, 2006 Between Leitz Tooling Systems, Inc. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Robert Boss
-----------------------------

Leitz Tooling Systems, Inc.
4301 East Paris Ave
Grand Rapids, MI 49512



 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 14, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Southern Veneer Co., Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $15,713.06, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 15,714 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ___.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is Not an Accredited Investor.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: February 23, 2007
      ------------------

Individual Creditor(s):

_______________________________________________
Creditor (Signature)

_______________________________________________
Creditor (Signature, if more than one investor)

_______________________________________________
Print Name

_______________________________________________
Print Name (If more than one investor)

_______________________________________________
Address
_______________________________________________


Entity Creditors:


------------------------------------------------
Name of Entity Typed or Printed

By: /s/ W.C. Armentrout      (signature)
    -------------------------
Its: Sec. & Treas.           (title or capacity)
    -------------------------

_______________________________________________
Address
_______________________________________________



The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, W.C. Armentrout am the Sec. & Treas. of Southern Veneer Co., Inc. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 15th day of December 2006.



                                                   /s/ W.C. Armentrout
                                                   -----------------------------
                                                   (Signature)


                                                   Sec. & Treas.
                                                   -----------------------------
                                                   (Title)


                                                   W.C. Armentrout
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 14th, 2006 Between Southern Veneer Co., Inc. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ W.C. Armentrout
-----------------------------

Southern Veneer Co., Inc.
118 Liberty Drive
P.O. Box 945-27361
Thomasville, NC 27360





 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 10, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Indiana Veneers Corp. ("the "Creditor").

     WHEREAS, the Company owes Creditor $21,923.36, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 21,924 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ___.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: December 1, 2006
      -----------------

Indiana Veneers Corp.
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Werner Lorenz       (signature)
    -------------------------
Its: President               (title or capacity)
    -------------------------
1121 E. 24th Street
------------------------------------------------
Address
Indianapolis, IN 46205
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Werner Lorenz am the President of Indiana Veneers Corp. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 1st day of December 2006.



                                                   /s/ Werner Lorenz
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   Werner Lorenz
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 10th, 2006 Between Indiana Veneers Corp. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Werner Lorenz
-----------------------------

Indiana Veneers Corp.
1121 E. 24th Street
Indianapolis, IN 46205






 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 10, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Robert A. Brinegar Trucking, Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $5,079.60, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 5080 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of _______________.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is Not an Accredited Investor.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: February 23, 2007
      ------------------

Individual Creditor(s):

_______________________________________________
Creditor (Signature)

_______________________________________________
Creditor (Signature, if more than one investor)

_______________________________________________
Print Name

_______________________________________________
Print Name (If more than one investor)

_______________________________________________
Address
_______________________________________________


Entity Creditors:

Robert A. Brinegar Trucking, Inc.
------------------------------------------------
Name of Entity Typed or Printed

By: /s/ William A. Brinegar   (signature)
    -------------------------
Its:  President               (title or capacity)
    -------------------------

------------------------------------------------
Address

------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, William A. Brinegar am the President of Robert A. Brinegar Trucking, Inc. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this _____ day of __________ 200___.



                                                   /s/ William A. Brinegar
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   William A. Brinegar
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 10th, 2006 Between
     Robert A. Brinegar Trucking, Inc. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ William A. Brinegar
-----------------------------
Robert A. Brinegar Trucking, Inc.
5053 George Taylor Road
Spencer VA 24165






 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of _______ , 200 _, is entered into between Henry County Plywood Corporation (the "Company") and Precision Face Veneers ("the "Creditor").

     WHEREAS, the Company owes Creditor $ _____ which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of ____ shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ___.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is Not an Accredited Investor.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: February 23, 2007
      ------------------

Individual Creditor(s):

_______________________________________________
Creditor (Signature)

_______________________________________________
Creditor (Signature, if more than one investor)

_______________________________________________
Print Name

_______________________________________________
Print Name (If more than one investor)

_______________________________________________
Address
_______________________________________________


Entity Creditors:

Precision Face Veneers
------------------------------------------------
Name of Entity Typed or Printed

By: /s/ Steven W. Mc Neil    (signature)
    -------------------------
Its:    President        (title or capacity)
    -------------------------
P.O. Box 5528
------------------------------------------------
Address
High Point, NC 27262
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:


                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Steven W. Mc Neil am the President of Precision Face Veneers (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 10th day of January 2007.



                                                   /s/ Steven W. Mc Neil
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   Steven W. Mc Neil
                                                   -----------------------------
                                                   (Please Print Name)

              Addendum to Contract Dated December 4th, 2006 Between Precision Face Veneers and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Steven W. Mc Neil
-----------------------------

Precision Face Veneers
P.O. Box 5528
High Point, NC 27262





 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 14, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Mauthei, Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $1,171.15, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 1,172 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ___.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 15, 2006
      ------------------
Mauthei, Incorporated
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Thomas E. Manthei   (signature)
    -------------------------
Its:  President              (title or capacity)
    -------------------------
3996 Charlevoix Ave.
------------------------------------------------
Address
Petoskey, MI 49770
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Thomas E. Mantheiam the President of Mauthei, Incorporated (the
"Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 15th day of November 2006.



                                                   /s/ Thomas E. Manthei
                                                   -----------------------------
                                                   (Signature)


                                                   President
                                                   -----------------------------
                                                   (Title)


                                                   Thomas E. Manthei
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 14th, 2006 Between Mauthei, Incorporated and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ John Kopp
-----------------------------

Mauthei, Incorporated
3996 Charlevoix Ave
Petoskey, MI 49770




 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 10, 2006, is entered into between Henry County Plywood Corporation (the "Company") and The Freeman Corporation ("the "Creditor").

     WHEREAS, the Company owes Creditor $13,720.84, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 13,721 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ___.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 30, 2006
      ------------------

The Freeman Corporation
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Scott S. Hisle      (signature)
    -------------------------
Its:     CFO                 (title or capacity)
    -------------------------
PO BOX 96-415 Magnolia St.
------------------------------------------------
Address
Winchester, KY 40392
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Scott S. Hisle am the CFO of The Freeman Corporation (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this_____ day of __________ 200___.



                                                   /s/ Scott S. Hisle
                                                   -----------------------------
                                                   (Signature)


                                                   CFO
                                                   -----------------------------
                                                   (Title)


                                                   Scott S. Hisle
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 10th, 2006 Between The Freeman Corporation and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Scott S. Hisle
-----------------------------

The Freeman Corporation
PO BOX 96
Winchester, KY 40392






 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 10, 2006, is entered into between Henry County Plywood Corporation (the "Company") and ATC Panels, Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $19,349.39, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 19,350 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of Delaware.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated: November 15, 2006
      ------------------

ATC Panels, Inc.
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Rodolfo Salman      (signature)
    -------------------------
Its:  CFO                    (title or capacity)
    -------------------------
985 Corinth Road
------------------------------------------------
Address
Moncure, NC 27559
------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Rodolfo Salman am the CFO of ATC Panels, Inc. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this 15th day of November 2006.



                                                   /s/ Rodolfo Salman
                                                   -----------------------------
                                                   (Signature)


                                                   CFO
                                                   -----------------------------
                                                   (Title)


                                                   Rodolfo Salman
                                                   -----------------------------
                                                   (Please Print Name)

             Addendum to Contract Dated November 10th, 2006 Between
              ATC Panels, Inc. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Rodolfo Salman
-----------------------------

ATC Panels, Inc.
985 Corinth Road
Moncure, NC 27559




 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

                       EQUITY FOR DEBT EXCHANGE AGREEMENT

     This agreement (the "Agreement"), dated as of November 11, 2006, is entered into between Henry County Plywood Corporation (the "Company") and Arkansas Face Veneer Co, Inc. ("the "Creditor").

     WHEREAS, the Company owes Creditor $5,342.88, which includes the full and entire amount owed to Creditor by Company and consists of all principal, interest, penalties and any other claims or amounts owed (the "Debt");

     WHEREAS, Creditor and Company have agreed that it is in their mutual best interest to exchange the Debt for restricted shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the promises and the statements and representations contained herein, the parties hereto agree as follows:

1. Equity for Debt Exchange. Creditor hereby agrees to accept, and the Company hereby agrees to issue and deliver to Creditor, a total of 5,343 shares of the Company's common stock (the "Shares") in full payment of the Debt, it being understood that the Shares will be issued and delivered to Creditor at the address below within one hundred eighty (180) days of the date of this Agreement and upon delivery of the Shares the Company shall have paid the Debt in full and shall have no other obligations or liability whatsoever with respect to the Debt.

2. Representations and Warranties of the Company. The Company represents and warrants that, upon issuance and delivery of the Shares as provided herein, the Shares will be fully issued, fully paid and non-assessable.

3. Representations and Warranties of Creditor. Creditor hereby represents and warrants to the Company as follows:

     (a) That Creditor has been given access to full and complete information regarding the Company and has met with or been given reasonable opportunity to meet with representatives of the Company for the purpose of obtaining all information concerning the Company that Creditor deems necessary to make an informed investment decision.

     (b) That Creditor is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Creditor's investment in the Shares.

     (c) That Creditor, either alone or with the assistance of Creditor's own professional advisors, has such knowledge and experience in financial and business matters that Creditor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares.

     (d) That Creditor recognizes that an investment in the Shares is highly speculative and involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and the loss of Creditor's entire investment in the Company.

     (e) That Creditor understands that the Company makes no assurances whatsoever concerning the present or prospective value of the Shares.

     (f) That Creditor understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently a public market for the Shares; and (iii) accordingly, for the above and other reasons, Creditor may not be able to liquidate an investment in the Shares for an indefinite period.

     (g) That Creditor certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of
          Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended. {Note: You are subject to backup withholding If (i) you fail to furnish your Social Security number or taxpayer identification number in this Agreement: (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number: (iii) you are notified that you are subject to backup withholding: or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number).

     (h) The Shares are being acquired for Creditor's own account and for investment and without the intention of reselling or redistributing the Shares, Creditor has made no agreement with others regarding the Shares, and Creditor's financial condition is such that it is not likely that it will be necessary to dispose of the Shares in the foreseeable future. Creditor is aware that, in the view of the Securities and Exchange Commission, the acquisition of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.

     (i) If Creditor is a natural person, Creditor is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in, the state of ___________. If Creditor is an entity, Creditor is organized and has its principal place of business in, and received the offer and made the decision to invest in the Shares, in the state of ___.

     (j) If an entity, Creditor was not formed for the purpose of investing in the Shares.

     (k) Status as an "Accredited investor". The undersigned is a corporation, limited liability company, or similar business trust, or partnership with assets in excess of $5,000,000.

4. Compliance with Securities Act. Creditor agrees that if the Shares or any part thereof are sold or distributed in the future, Creditor may sell or distribute them only pursuant to the requirements of the Act and applicable state securities laws. Creditor agrees that Creditor will not transfer any part of the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to legal counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Act and applicable state securities laws or (ii) such registration.

5. Restrictive Legend. Creditor agrees that Company may place a restrictive legend on the certificate representing the Shares (if any) containing substantially the following language:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have not been registered under any state securities laws, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Act, and under the applicable state securities laws, or an opinion of counsel for the Company that such transaction is exempt from registration under the Act, and under the applicable state securities laws."

6. Knowledge of Restrictions upon Transfer of the Shares. Creditor understands that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof: the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time and may have extremely limited opportunities to dispose of them. Creditor understands that Rule 144 under the Act permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and the availability to the public of certain information concerning the Company.

7. Governing Law, Choice of Venue. Notwithstanding the fact that the Company may conduct business in states other than Colorado, and notwithstanding the fact that some or all of the shareholders may be residents of states other than Colorado, this Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of Colorado without regard to conflict of laws principles or provisions. Any action or proceeding against any of the parties to this

     Agreement relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the competent state or federal courts of Colorado, and the parties to this Agreement consent to the exclusive jurisdiction of such courts in respect of such action or proceeding.



Dated:          ,200
      ---------------

Arkansas Face Veneer Co, Inc.
------------------------------------------------
Name of Entity Typed or Printed

By:  /s/ Randi M. Pearson  (signature)
    -------------------------
Its: Treasurer               (title or capacity)
    -------------------------

------------------------------------------------
Address

------------------------------------------------

The Company hereby accepts the subscription evidenced by this Agreement to be effective as of December 5, 2007:

                                                HENRY COUNTY PLYWOOD CORPORATION


                                                By:  /s/ John Venette
                                                   -----------------------------
                                                   Name:  John Venette
                                                   Title: CFO Treasurer

                            CERTIFICATE OF SIGNATORY
       (To be completed if Shares are being subscribed for by an Entity)

     I, Randi M. Pearson am the Treasurer of Arkansas Face Veneer Co, Inc. (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that this Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this _____ day of __________ 200___.



                                                   /s/ Randi M. Pearson
                                                   -----------------------------
                                                   (Signature)


                                                   Treasurer
                                                   -----------------------------
                                                   (Title)


                                                   Randi M. Pearson
                                                   -----------------------------
                                                   (Please Print Name)

              Addendum to Contract Dated November 11th,2006 Between Arkansas Face Veneer Co, Inc. and Henry County Plywood Corporation


     This addendum to the above referenced agreement hereby extends the date that Henry County Plywood Corporation has to deliver its shares until April 30, 2008.



/s/ Randi M. Pearson
-----------------------------

Arkansas Face Veneer Co, Inc.
P.O. Box 706
Benton AR 72018





 /s/ John Venette
-----------------------------
Henry County Plywood Corporation
5353 Manhattan Circle, Suite 101
Boulder CO 80303

This agreement dated as of January 5, 2007 is entered into between Henry County Plywood Corporation (HCPC) and Henry County, Virginia (HC).

Whereas HCPC owes HC $22,842.03, which includes the full amount owed including all taxes, interest, penalties and any other claims or amounts owed (the Debt);

HC hereby agrees to reduce the Debt to $2000.


                            /s/ Scott Grindstaff                        1-10-07
                           ________________________________________    _________
                           Scott Grindstaff. Treasurer Henry County       Date




                            /s/ John Venette                            12-5-07
                           ________________________________________    _________
                           Henry County Plywood Corporation               Date